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                                                                   EXHIBIT 23(A)

     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 3, 1997, included in this Annual Report on Form 10-K, into Pogo Producing Company's previously filed Registration Statement File Nos. 2-60725, 2-62690, 2-65374, 2-79500 and 33-54969.


                         /s/ ARTHUR ANDERSEN LLP
                         ----------------------------------
                         ARTHUR ANDERSEN LLP

Houston, Texas
March 20, 1997